SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|     Preliminary proxy statement.
|_| Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2).
|_|     Definitive proxy statement.
|_|     Definitive additional materials.
|_|     Soliciting material pursuant to Rule 14a-12.


                              Lebenthal Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

        |X| No fee required.

        |_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.
                    (1) Title of each class of securities to which transaction applies: N/A
                    (2) Aggregate number of securities to which transaction applies: N/A
                    (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                    (4) Proposed maximum aggregate value of transaction: N/A
                    (5) Total fee paid: $0

        |_| Fee paid previously with preliminary materials.

        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                    (1) Amount Previously Paid: N/A
                    (2) Form, Schedule or Registration Statement No.: N/A
                    (3) Filing Party: N/A
                    (4) Date Filed: N/A

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                (212) 425-6116 or
                     (800) 221-5822 (Outside New York City)


                                                               February __, 2002

Dear Shareholder:

As we announced to you in November, Lebenthal & Co., Inc., the Fund's distributor and the parent of Lebenthal Asset Management, Inc., the Fund's investment manager, has been acquired by The Advest Group, Inc., a wholly owned subsidiary of The MONY Group, Inc., as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card [or following the instructions located on your proxy card to vote via the Internet or touch-tone phone].

Q.  What are the Proposals about?

Two proposals are described in the enclosed proxy statement.

The first proposal relates to the management contracts for the Fund. The laws governing mutual funds generally require that when an investment manager undergoes a change in ownership, the management contract with the fund will terminate. In order for the Fund to continue with Lebenthal Asset Management, Inc. as the investment manager for each Portfolio, shareholders of each Portfolio must approve the new form of contract. The proposed new contracts are substantially the same as the current contracts. Fees will not change and no changes are planned to the investment personnel of your Fund.

The second proposal relates to the election of four directors of the Fund.

Q.  How will the Advest transaction affect the Fund?

The transaction will not affect the daily operations of the Fund or the investment management activities of Lebenthal Asset Management, Inc. Initially, Lebenthal Asset Management, Inc. will continue to operate separately, but will be part of a larger organization with increased resources. It is expected that in the Spring of 2002, Lebenthal Asset Management, Inc. will merge into Boston Advisors, Inc., a wholly owned subsidiary of The Advest Group, Inc. This will not result in any changes to the investment personnel or the daily operations of your Fund. We will continue to work to meet your expectations for competitive performance and high quality customer service. The Fund's investment objectives, strategies and portfolio manager are not expected to change as a result of the transaction.

Remember - Your Vote Counts!

Your vote is extremely important, even if you only own a few Portfolio shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the shareholder meeting.

[Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.]

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at [ ].



Sincerely,



Alexandra Lebenthal
President

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                (212) 425-6116 or
                     (800) 221-5822 (Outside New York City)


                    Notice of Special Meeting of Shareholders

                                 March __, 2002

        A Special Meeting of the shareholders of the Fund will be held at 9:00 a.m. at the offices of Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271 for these purposes:

        1. To approve the new Management Contracts (the "Management Contracts"), between the Fund, on behalf of each of the Portfolios, and Lebenthal Asset Management, Inc. (the "Manager")

        2. To elect four directors of the Fund, each to hold office until his successor is duly elected and qualified.

        3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

        Shareholders of record at the close of business on February __, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Directors


                                    Gregory W. Serbe
                                    Secretary of the Fund

February __, 2002

        Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                 PROXY STATEMENT

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund
                              (each a "Portfolio")
                                  120 Broadway
                            New York, New York 10271
                                (212) 425-6116 or
                     (800) 221-5822 (Outside New York City)


        The Directors of Lebenthal Funds, Inc. (the "Fund"), are soliciting proxies from shareholders in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on March __, 2002, at 9:00 a.m. at the offices of Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on February __, 2002 (the "Record Date"), beginning on or about February __, 2002.

        The only items of business that the Directors expect will come before the Meeting are (i) approval of new Management Contracts for the Fund on behalf of each Portfolio (the "New Management Contracts") with Lebenthal Asset Management, Inc. (the "Manager") and (ii) the election of directors. As explained below, the proposed New Management Contracts are identical (except for the dates of execution and termination) to the Management Contracts currently in effect for the Fund (the "Current Management Contracts").

PROPOSAL 1    APPROVAL OF NEW MANAGEMENT CONTRACTS

Description of the Transaction
------------------------------

        Pursuant to an Agreement and Plan of Merger dated as of October 8, 2001 (the "Agreement and Plan of Merger"), The MONY Group Inc. ("MONY") acquired all of the shares of Lebenthal & Co., Inc., the Fund's distributor ("Lebenthal"). Immediately after the closing of the transaction contemplated by the Agreement and Plan of Merger on November 30, 2001, MONY transferred all of the shares of Lebenthal to The Advest Group, Inc. ("Advest Group"), a wholly owned subsidiary of MONY (together with the acquisition by MONY, the "Transaction") and Lebenthal became a wholly owned subsidiary of Advest Group. MONY provides life insurance, annuities, mutual funds, brokerage, asset management, business and estate planning, trust and investment bank products and services to individual and institutional clients through several member companies. Advest Group, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Total client assets of Advest Group are approximately $30 billion.


        In the Spring of 2002, it is anticipated that the Manager will merge into Boston Advisors, Inc. ("BAI"), a wholly owned subsidiary of Advest Group. BAI is a registered investment adviser established in 1974 which manages fixed income, balanced and equity portfolios. BAI will be the surviving corporation after the merger. This merger will be consummated to consolidate the investment company advisory activities of the Advest Group advisory subsidiaries into one entity. At or about the same time, it is anticipated that Lebenthal will merge into Advest, Inc. ("Advest"), a wholly owned subsidiary of Advest Group. Advest will be the surviving corporation after the merger. Advest is a registered broker-dealer. This merger will be consummated to consolidate the broker-dealer activities of the Advest broker-dealer subsidiaries into one entity. These mergers are collectively referred to herein as the "Spring merger."

Approval of New Management Contracts
------------------------------------

        The reason the Directors are proposing the New Management Contracts for each Portfolio of the Fund is that the Current Management Contracts terminated when Lebenthal, the Manager's parent company, was acquired by Advest. (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) As noted above, the Transaction closed on November 30, 2001 (the "Closing Date"). The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Management Contracts for each of the Portfolios of the Fund, so that the Manager can continue to manage the Portfolios of the Fund on the same terms as are now in effect.

        The Fund and the Manager intend to rely on Rule 15a-4 under the Investment Company Act to permit the Manager to continue to provide services to the Fund under the terms of interim management contracts for a maximum period of 150 days following the Closing Date of the transaction, as discussed below.

        If each Portfolio's shareholders approve the New Management Contracts, the New Management Contracts will take effect on the date on which they are approved by the shareholders of the Portfolios.

        Under the Investment Company Act, a fund cannot enter into a new management contract unless the shareholders of that fund vote to approve the new management contract. The Meeting is being held to seek shareholder approval of the New Management Contracts. No change in advisory fee rate is being proposed.

        Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

        The Directors recommend that the shareholders vote to approve the New Management Contracts.

Description of the New Management Contracts
-------------------------------------------


        The New Management Contracts are identical to the Current Management Contracts for each Portfolio, except for the dates of execution and termination of the New Management Contracts. Each of the Current Management Contracts is dated August 9, 1994 and was approved by security holders on August 9, 1994. Appendix A to this Proxy Statement contains the form of the New Management Contracts. The next several paragraphs briefly summarize some important provisions of the New Management Contracts, but for a complete understanding of each contract you should read Appendix A.

        The New Management Contracts provide that the Manager, under the Directors' general control and supervision, will manage the securities in each of the Fund's three Portfolios and make decisions with respect to the purchase and sale of investments. For its services under both the Current Management Contracts and the New Management Contracts, the Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Contract. There can be no assurance that such fees will be waived in the future. For the fiscal year ended November 30, 2001, the Manager received management fees as follows: Lebenthal New York Municipal Bond Fund ("New York Portfolio"): $327,572, none of which was waived; Lebenthal New Jersey Municipal Bond Fund ("New Jersey Portfolio"): $25,846, of which $_______ was waived; and Lebenthal Taxable Municipal Bond Fund ("Taxable Portfolio"): $32,513, of which $_______ was waived.

        Each of the Current Management Contracts was most recently approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act) of the Fund or the Manager, on July 26, 2001.

        Each New Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date shareholders of the Portfolio approve the New Management Contracts). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Manager (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

        Each New Management Contract may be terminated without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to the Manager, or by the Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Lebenthal by Advest).

        The New Management Contracts provide that the Manager will not be liable to a Portfolio or its shareholders, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        The Manager may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

        After the Spring merger, BAI will serve as the manager of the Fund. The merger of the Manager into BAI will not involve a change in control or management of the Manager and therefore will not constitute an assignment of the New Management Contracts. In addition, the merger will not result in any changes with respect to the investment personnel, overall management or the day to day activities of the Portfolios.

Provision of Advisory Services under the Interim Management Contract
--------------------------------------------------------------------

        The Manager and the Fund intend to rely on Rule 15a-4 under the Investment Company Act to permit the Manager to continue to provide services to the Fund uninterrupted after the Closing Date of the transaction. The Manager will provide such services pursuant to the terms and conditions of interim management contracts (the "Interim Agreements") for a term beginning on the Closing Date and ending on the earlier of (1) 150 days from the Closing Date, or
(2) the date the Portfolio's shareholders approve or disapprove the New Management Contracts (the "Interim Period").

        Under the terms of the Interim Agreements, the Manager will not receive any advisory fees during the Interim Period. Such fees instead will be paid into an interest-bearing escrow account maintained pursuant to the conditions of Rule 15a-4. The amount in the escrow account (including any interest earned) will be paid as follows: (1) if Portfolio shareholders approve the New Management Contracts by the end of the Interim Period, the entire amount will be paid to the Manager; or (2) if Portfolio shareholders do not approve the New Management Contracts by the end of the Interim Period, the Manager will be paid the lesser of (a) the actual out of pocket costs the Manager incurred in providing advisory services to the Portfolio during the Interim Period (plus interest earned on such amount while held in the escrow account), or (b) the total amount held in the escrow account (plus interest earned thereon), with any balance in the escrow account after this disbursement has been made being returned to the Fund. In addition, the Interim Agreements provide for their termination by the Board or by a majority, as defined in the Investment Company Act, of the Portfolio's outstanding voting securities at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Manager.

        The Manager has agreed to take all appropriate measures to ensure that the scope and quality of investment advisory services provided under the terms of the Interim Agreement during the Interim Period will be at least equivalent, in the judgement of the Board, to the scope and quality of services the Manager provides under the Current Investment Management Contracts.

        Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board has adopted distribution and service plans for each Portfolio (the "Plans") and, pursuant to the Plans, has entered into Distribution Agreements (with respect to all three Portfolios) and Shareholder Servicing Agreements (with respect to the New Jersey and the Taxable Portfolios only) with Lebenthal as distributor of the Fund's shares. Because the acquisition of Lebenthal by Advest was considered to result in the assignment of the Fund's Distribution and Shareholder Servicing Agreements with Lebenthal, causing those agreements to terminate on the Closing Date, the Board approved new Distribution Agreements and new Shareholder Servicing Agreements with Lebenthal to be effective on the Closing Date. The new agreements replace the current agreements with Lebenthal and are identical to those agreements, except for the dates of execution and effectiveness. For the New York Portfolio, Lebenthal receives from each of the Class A and Class B shares of the Portfolio a service fee equal to 0.25% per annum of the New York Portfolio's average daily net assets for providing shareholder servicing and maintenance of shareholder accounts. In addition, Lebenthal receives from the Class B shares of the New York Portfolio an asset based sales charge equal to 0.75% per annum of the Class B shares' average daily net assets to be used by Lebenthal to pay sales commissions for sales of the Class B shares. For both the New Jersey and Taxable Portfolios, Lebenthal receives a fee equal to 0.25% per annum of the Portfolios' average daily net assets. These new agreements do not require the approval of the Fund's shareholders. For the fiscal year ended November 30, 2001, Lebenthal received fees pursuant to the Distribution and Shareholder Servicing Agreements as follows: New York Portfolio: Class A - $__________ and Class B - $__________; New Jersey Portfolio: $__________; and Taxable Portfolio: $__________; all of which was paid out by the Distributor.

        After the Spring merger, Advest will serve as the distributor to the Fund. The merger of Lebenthal into Advest will not involve a change in control or management of Lebenthal and therefore will not constitute an assignment of the Distribution and Shareholder Servicing Agreements.


Basis for the Directors' Recommendation
---------------------------------------

        The Directors determined at a meeting held on October 25, 2001, to recommend that the Fund's shareholders vote to approve the New Management Contracts.

        In coming to this recommendation, the Directors considered information about, among other things:

        o the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios of the
           Fund), resources and investment process;
        o the terms of the management contracts (in this case, the New Management Contracts); o the scope and quality of the services that the Manager has been providing to the Portfolios of the Fund;
        o the investment performance of the Portfolios of the Fund and of similar funds managed by other advisers;
        o the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager (see "Certain Brokerage Matters" below for more information about these matters); and
        o compensation payable by each Portfolio of the Fund to affiliates of the Manager for other services.

        In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Manager and the Fund of the acquisition of Lebenthal by Advest Group. Among other things, the Directors considered:

        o the stated intention of Lebenthal, Advest Group and the Manager that the acquisition not change the investment approach or process used by the Manager in managing the Portfolios of the Fund;
        o representations of certain senior executives of the Manager and the portfolio manager of the Fund that they have no intention of terminating their employment with the Manager as a result of Advest Group's acquisition of Lebenthal, and representations of the Manager, Lebenthal and Advest Group that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;
        o assurances from the Manager that it has no plans, as a result of or in connection with Advest Group's acquisition of Lebenthal, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund;
        o  the general reputation and the financial resources of Advest Group;
           and
        o the fact that affiliates of the Manager who currently provide distribution and shareholder services to the Portfolios of the Fund are willing to continue to do so following the acquisition, and that the compensation rates payable by the Portfolios of the Fund for these services are not expected to change as a result of the acquisition.

        In addition, the Directors considered that the Agreement and Plan of Merger provides that Lebenthal will use commercially reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as Advest Group's acquisition of the Manager's parent, Lebenthal) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company other than bona fide compensation as principal underwriter of such investment company.

        After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Management Contracts for the Fund and to recommend that the Portfolios' shareholders vote to approve the New Management Contracts.

Information About the Ownership of the Manager and the Advest Group/Lebenthal Transaction
-----------------------------------------------------------------------

        The Manager of the Fund is Lebenthal Asset Management, Inc., a wholly owned subsidiary of Lebenthal & Co., Inc. Its principal office is at 120 Broadway, New York, New York 10271. As described above, Lebenthal & Co., Inc. is now owned by Advest Group, a wholly owned subsidiary of MONY. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. The Manager was as of ___________, 2001, manager or advisor with respect to assets aggregating in excess of $___ million. The following individuals are directors and/or officers of the Manager. Mr. James A. Lebenthal has resigned his positions as chairman and director of the Fund, and as chairman of Lebenthal and the Manager.

        Alexandra Lebenthal, [Age] - President of the Fund since __________, President of Lebenthal since 1995, Director and Chief Executive Officer of Lebenthal since 2001, Executive Vice President of the Manager since 1997, and President of Lebenthal, The Insurance Agency. Ms. Lebenthal has been a Director of Advest since 2001. Ms. Lebenthal was affiliated with Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from Princeton University in 1986 with a B.A. in U.S. History. After the Spring merger, it is anticipated that Ms. Lebenthal will be President of the Lebenthal Division of Advest and Senior Vice President of Advest.

        James E. McGrath, [Age] - Treasurer of the Fund since __________, Senior Vice President of Lebenthal since 1990, Director of Lebenthal from 1994 to 2001, and Treasurer of Lebenthal since 1994 and Treasurer and Director of the Manager since 1994. Mr. McGrath was a Senior Vice President of Kidder Peabody with which he was affiliated from 1968 to 1990.

        Gregory Serbe, [Age] - Secretary of the Fund since __________, has been employed by the Manager since 1998, and is currently President. Senior Portfolio Manager for the Fund from April 1, 2001. From ____ to 2001, Mr. Serbe was the Assistant Portfolio Manager of the Fund. From 1998-1999, Mr. Serbe was Managing Director and then Senior Managing Director of the Manager and from 1997-1998, Mr. Serbe was employed by Lebenthal as a personal account executive. From 1983-1996, Mr. Serbe was affiliated with Mitchell Hutchins Asset Management Inc., ultimately as Managing Director of all municipal securities. After the Spring merger, it is anticipated that Mr. Serbe will be President of the Lebenthal Asset Management Division of BAI and Senior Vice President of BAI.

        Paula Tobin, 37 - Vice President and Director of Operations of Lebenthal since 1991. Secretary and Director of the Manager since 1995.

        The address of each person named above is Lebenthal & Co., Inc., 120 Broadway, New York, NY 10271.

        Pursuant to the terms of the Transaction, Ms. Lebenthal and Messrs. Lebenthal, McGrath and Serbe each receive consideration, comprised of cash and common stock of MONY, in connection with the conversion of the shares of common stock of Lebenthal owned by each into the right to receive such cash and MONY common stock within a prescribed time period after the Closing. The consideration received by Ms. Lebenthal in the transaction equaled $______ in value. Ms. Lebenthal and Messrs. Lebenthal, McGrath and Serbe also have entered into employment agreements with Advest Group. In addition Ms. Lebenthal has the opportunity to participate in various incentive programs for certain employees of Lebenthal that reward such individuals for generating revenues for Advest Group.

Certain Brokerage Matters

        In their consideration of the New Management Contracts, the Directors took account of the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager. The Manager has informed the Directors that it does not expect to change these practices as a result of Advest Group's acquisition of Lebenthal. The following is a summary of these practices:

        Each Portfolio's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases. None of the Portfolios expect to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

        Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are participating organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

        No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

PROPOSAL 2     ELECTION OF DIRECTORS

        At the meeting, four directors are to be elected, each to hold office until his or her successor has been elected and qualified. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Fund if elected. Mr. Victor Chang and Mr. Robert R. Godfrey are currently directors of the Fund. Ms. Penny Zuckerwise was elected a director at a meeting held on October 25, 2001, subject to shareholder approval at this meeting. Ms. Alexandra Lebenthal was elected a director pursuant to unanimous written consent of the Board of Directors subject to shareholder approval at this meeting. The Board of Directors, which met four times during the Fund's fiscal year ended November 30, 2001, has no compensation committee. Messrs. Chang and Godfrey attended at least 75% of the board meetings held. The Fund has an Audit Committee of the Board of Directors, currently comprised of Messrs. Chang and Godfrey who are not "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. The Audit Committee meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to Distribution and Service Plans adopted by the Portfolios of the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act, the Board has a nominating committee comprised of Messrs. Chang and Godfrey, to whose discretion the selection and nomination of directors who are not "interested persons" of the Fund is committed. The Nominating Committee met once during the fiscal year ended November 30, 2001, regarding the nomination of Ms. Zuckerwise as director of the Fund. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy. The following is a list of the current members of the Board of Directors and a nominee for Director, any other positions each may now hold with the Fund, the principal occupation of each Director during the past five years and the nature, amount and percentage of shares held by each in the Fund. The address for each individual is Lebenthal Funds, Inc., 120 Broadway, New York, NY 10271.


--------------------------------------------------------------------------------
Name and Age                       Principal Occupation
------------                       During Preceding Five Years
                                   ---------------------------
--------------------------------------------------------------------------------
Victor Chang, 63                   Director of the Fund since 1990.
Director                           Retired.  Guest lecturer and researcher
                                   for central banks and the U.S. and
                                   foreign governments.  President of V.C.
                                   Management Co., Inc. which was in the
                                   business of providing financial analysis
                                   and economic consulting (1980-1996).
                                   Vice President of and consultant to Fuji
                                   Securities Company Inc. (1996-1998).
--------------------------------------------------------------------------------
Robert R. Godfrey, 54              Director of the Fund since 1995, is
Director                           founder and Chairman since March 1995 of
                                   N/W Capital, Inc., a financial advisory
                                   and consulting firm.  Prior to that Mr.
                                   Godfrey was Executive Vice President of
                                   MBIA, Inc. and its predecessor
                                   organization from December 1985 until
                                   March 1995.
--------------------------------------------------------------------------------
Penny Zuckerwise, [Age]            Principal and founder, Wiserock L.L.C., a
Nominee                            company which provides strategy,
                                   management oversight and business
                                   advice (1999 to present).
                                   Co-founder, general partner and
                                   governing board member,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Angels4equity, a women's angel
                                   investment fund (June 2000 to
                                   present). President and Chief
                                   Operating Officer, Chancellor LGT
                                   Asset Management (currently
                                   INVESCO) (1996-1998). President
                                   and Chief Operating Officer,
                                   Chancellor Capital Management
                                   (1991-1996). Executive committee
                                   board member, Miavita, a
                                   corporate wellness company
                                   (August 1999 to present). Board
                                   member and advisor, Colspace, a
                                   software based knowledge
                                   management company (March 2001 to
                                   present). Advisory board member,
                                   BBR, an asset management and
                                   advisory services firm.
--------------------------------------------------------------------------------
Alexandra Lebenthal, [Age]         President of the Fund since _______.
Nominee*                           President of Lebenthal since 1995. Director
                                   and Chief Executive Officer of Lebenthal since 2001, Executive Vice President of the
                                   Manager since 1997, and President of
                                   Lebenthal, The Insurance Agency. Ms.
                                   Lebenthal has been a Director of Advest since
                                   2001. Ms. Lebenthal was affiliated with
                                   Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from
                                   Princeton University in 1986 with a B.A. in U.S. History.

* Ms. Lebenthal is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, on the basis of her affiliation with the Manager and Lebenthal.
--------------------------------------------------------------------------------


        The table below illustrates that the Portfolios paid an aggregate remuneration of $________ to their disinterested directors with respect to the period ended November 30, 2001.

                                  Compensation Table
-----------------------------------------------------------------------------------
                                  Pension or         Estimated    Total
                   Aggregate      Retirement         Annual       Compensation
                   Compensation   Benefits Accrued   Benefits     From Fund Complex
Name of Person,    From Fund for  as Part of Fund    Upon         Paid to
Position           Fiscal Year    Expenses           Retirement   Directors*
-----------------  -------------  -----------------  -----------  -----------------
Victor Chang,         $________            0               0           $________
Director
Robert R. Godfrey,    $________            0               0           $________
Director

-------------------
* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2001. The Fund Complex consists of the three Portfolios of the Fund.




             (1)                         (2)                      (3)
Name of Director or Nominee  Dollar Range of Equity   Aggregate Dollar Range of
                             Securities in the Fund   Equity Securities in All
                                                      Funds Overseen or to be
                                                      Overseen by Director or
                                                      Nominee in Family of
                                                      Investment Companies

        Other Information
        -----------------

        Administrator of the Fund. The Fund's Administrator is State Street Bank and Trust Company. Its address is 225 Franklin Street, Boston, Massachusetts 02111.

        Principal Distributor's Address. The address of the Fund's principal distributor, Lebenthal & Co., Inc., is 120 Broadway New York, New York 10271.

        Fund Annual and Semi-Annual Reports. The Fund has previously sent its Annual and Semi-Annual Reports to its shareholders for the periods ended November 30, 2000, and May 31, 2001, respectively. You can obtain a copy of these Reports without charge by writing to the Fund at 120 Broadway, New York, New York 10271, or by calling (212) 425-6116 or (800) 221-5822 outside New York City.

        Certain Purchases and Sales of Securities of Lebenthal and MONY. No Board Member had any purchases or sales of any securities of Lebenthal or MONY since the beginning of the Fund's most recently completed fiscal year, except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.

        Outstanding Shares and Significant Shareholders. Other Information
        ------------------------------------------------------------------

        On the Record Date, there were ___________, ___________, ___________, and ___________ shares, respectively, of the New York Portfolio - Class A, New York - Class B, New Jersey Portfolio, and Taxable Portfolio outstanding. [As of the Record Date, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares.] Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of the Record Date:

                                                              Amount and
Name and Address                    % of Class            Nature of Ownership
----------------                    ----------            -------------------




        Information About Proxies and the Conduct of the Meeting
        --------------------------------------------------------

        Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Manager or of Lebenthal.

        Costs of Solicitation. All of the costs of the Meeting will be paid by the Manager or Lebenthal. None of these costs will be borne by the Fund.

        Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

        Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). One-third of the outstanding Shares of the Fund (or a Portfolio, with respect to approval of the New Management Contracts) on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

        Required Vote. The vote required to approve the New Management Contracts is the lesser of (1) 67% of the shares of the Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Portfolio outstanding on the record date. If the required vote is not obtained with respect to a Portfolio, the Directors will consider what other actions to take in the best interests of the Portfolio. The election of each Director requires the approval of a majority of the shares voted at the meeting in person or by proxy.

        Adjournments; Other Business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

        The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is: (i) the approval of the New Management Contracts and (ii) the election of directors. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

        Shareholder Proposals at Future Meetings. The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                         Form of New Management Contract
                         -------------------------------

                                     FORM OF
                             NEW MANAGEMENT CONTRACT

                              LEBENTHAL FUNDS, INC.
                                  (the "Fund")

                               LEBENTHAL [ ] FUND
                                (the "Portfolio")

                               New York, New York

                                                                  ________, 2002



Lebenthal Asset Management, Inc.
120 Broadway
New York, New York 10271

Gentlemen:


                    We herewith confirm our agreement with you as follows:

                    1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the document listed above and will furnish you such amendments thereto as may be made from time to time.

                    2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below, including supervising and monitoring the performance of the Administrator in connection with its duties under our Administrative Services Agreement.

                       (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                       (c) You will report to our Board of Directors at each meeting thereof all changes in our Portfolio since your prior report, and will also keep us in touch with important developments affecting our Portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our Portfolio, the activities in which such entities engage, federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                       (d) It is understood that you will from time to time employ, subcontract with or otherwise associate yourself with, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                       (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonable request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                    3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses; (b) federal, state or local taxes, including issue and transfer taxes incurred by or levied on us;
(c) commitment fees and certain insurance premiums; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Portfolio and general accounting records; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates and costs of other personnel providing clerical, accounting supervision and other office services to us, as we may request; (k) costs of stockholders' services; (l) costs of stockholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for herein and in the Administrative Services Agreement and Distribution Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale.

                    4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                    5. In consideration of the foregoing we will pay you a fee at the annual rate of .25% of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

                    6. This Agreement will become effective on the date hereof and shall remain in effect until ____, 2004 and shall continue in effect until and thereafter for successive twelve-month periods (computed from each ____), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of

Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                    7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                    8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers and directors employees or the who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

        If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                            Very truly yours,

                                            LEBENTHAL FUNDS, INC.
                                            Lebenthal [          ] Fund

                                            By:  ______________________


ACCEPTED:  ________________, 2002


LEBENTHAL ASSET MANAGEMENT, INC.

By:____________________________
   Name:
   Title:

                          PLEASE VOTE YOUR PROXY TODAY




        Prompt response will save the expense of additional solicitations


CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: Your proxy is not valid unless it is signed.

2. VOTE BY TOUCH-TONE PHONE: Dial ______________, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www._________.com, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.


                        IF YOU VOTE BY PHONE OR INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE ______________
                         OR LOG ON TO www._________.com


            v Please fold and detach card at perforation before mailing v

NY/356913.10
                                  FORM OF PROXY

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                              LEBENTHAL FUNDS, INC.
                     Lebenthal New York Municipal Bond Fund
                    Lebenthal New Jersey Municipal Bond Fund
                      Lebenthal Taxable Municipal Bond Fund

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS
                SPECIAL MEETING OF SHAREHOLDERS - MARCH __, 2002


               THE UNDERSIGNED SHAREHOLDER OF LEBENTHAL FUNDS, INC. (THE "FUND") HEREBY APPOINTS JAMES E. MCGRATH AND GREGORY W. SERBE, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON [RECORD DATE] AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF LEBENTHAL & CO., INC. AT 120 BROADWAY, NEW YORK, NY 10271 AT 9:00 A.M. ON MARCH __, 2002, AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS |X|
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------


(DETACH HERE AND RETURN THIS PORTION ONLY)

                                        LEBENTHAL FUNDS, INC.
                               Lebenthal New York Municipal Bond Fund
                              Lebenthal New Jersey Municipal Bond Fund
                                Lebenthal Taxable Municipal Bond Fund


                                VOTE ON PROPOSALS

    FOR        AGAINST       ABSTAIN

    |_|          |_|           |_|                  1.   TO APPROVE THE NEW INVESTMENT MANAGEMENT
                                                         CONTRACT

    FOR        AGAINST       ABSTAIN     WITHHOLD

    |_|          |_|           |_|         |_|      2.   ELECT THE FOLLOWING NOMINEES FOR DIRECTORS:

                                                         a.      VICTOR CHANG
                                                         b.      ROBERT R. GODFREY
                                                         c.      PENNY ZUCKERWISE
                                                         d.      ALEXANDRA LEBENTHAL


     --------------------------------------------


     --------------------------------------------   ------------------------------------------------
        SIGNATURE                                   SIGNATURE (JOINT OWNERS)          DATE

        PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.
